HARROW HEALTH | INC.

# NASDAQ: HROW

OUTSTANDING COMMON STOCK:

25.7M SHARES

ESTIMATED MARKET CAPITALIZATION:

$175M

PRICE PER SHARE as of Nov. 16, 2020:

$6.81

# SAFE HARBOR

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from Harrow Health, Inc.'s (the "Company" or "Harrow") expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn and raise additional funds when necessary; its ability to generate profits from sales of its formulations; risks related to research and development activities; its estimates of the current and potential market size for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. This presentation may refer to non-GAAP financial metrics, specifically adjusted EBITDA and equity values of equity positions in non-controlled investments. A reconciliation and/or further description of any non-GAAP measures with the most directly comparable GAAP measures are included in the Company's Letters to Stockholders, available on its website. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Harrow expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Our compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners.

HARROW HEALTH | INC.

- We are a growing U.S. leader in the **eyecare pharmaceuticals** market.
- We focus on the **surgical** and **chronic** eyecare markets.
- We founded **ImprimisRx**, **Eton Pharmaceuticals**, **Surface Ophthalmics**, and **Melt Pharmaceuticals**.
- We own **royalty rights on clinical stage drug candidates** in development by businesses we founded.
- **Record Financial Performance in Q3 2020:** Revenues $14.4M, 74% Gross Margins, and $3M Adj. EBITDA.

| Operating & Funded Healthcare Companies | 2019 Revenue (ImprimisRx) | Non-GAAP Value of Non-Controlled Equity Stakes | Royalties in Funded Clinical Stage Drug Candidates |
|---|---|---|---|
| 4 | $51M | $55M | 4 |

# Financial Growth: Revenues, Assets, and Gross Margins

**(Revenue and Assets in Thousands)**



$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
34.2%
46.4%
50.7%
49.6%
60.1%
67.3%
2014
2015
2016
2017
2018
2019
Adj. E(L)BITDA
($7.5M)
($10M)
($10M)
($7M)
$0.2M
$4.6M
Consolidated Revenues
Assets
Gross Margins

HARROW HEALTH INC.

# COVID Revenue Recovery

Quarterly revenues are now ahead of the last pre-COVID normalized quarterly period


$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Mandated limitations on elective surgeries
4th Qtr - 19
1st Qtr - 20
2nd Qtr - 20
3rd Qtr - 20

HARROW HEALTH INC.

# ImprimisRx®

- 100% wholly-owned Harrow subsidiary founded in 2014.
- The leading FDA-registered cGMP ophthalmic pharmaceutical drug compounder.
- Products serve the surgical, dry eye disease, and glaucoma markets.
- Peer-reviewed medical literature supports all ImprimisRx product lines; 60+ patents filed on formulations.
- Over 1,500 monthly serviced accounts for over 9,000 prescribers and leading institutions.
- Fully-integrated national sales and customer service teams; efficient and scalable distribution platform.

| Accelerating Revenues | Growing Gross Margins | Profitable | Strong Goodwill |
|---|---|---|---|
| **149% CAGR**<br>Ophthalmology<br>2014-2019 | **74%**<br>New Record<br>Q3 2020 | **$4.7M**<br>Segment Contribution<br>Q3 2020 | **92**<br>Net Promoter Score<br>Average Q3 2020* |

*Based on internal phone survey of over 4,000 customers during Q3 2020.

# Size of Key U.S. Ophthalmic Markets


16,000,000+
Dry Eye Disease Patients
5,000,000+
Annual Ophthalmic Surgeries
3,000,000
Glaucoma Patients

Annual Ophthalmic Surgery estimates from internal data (e.g. include cataract, LASIK, and glaucoma)
Glaucoma Patients estimates: https://www.cdc.gov/features/glaucoma-awareness/index.html
Dry Eye Disease Patients estimates: https://pubmed.ncbi.nlm.nih.gov/28705660/

# Traditional Pharmaceutical Value Chain


MD/Hospital Prescription
PRODUCTION
PHARMACY BENEFIT MANAGERS
INSURERS
WHOLESALERS
PHARMACY RETAILERS
PATIENT
MD OFFICE, HOSPITAL OR ASC

Middle-men and intermediaries thrive.

Inefficiencies diminish value for the patient, pharmaceutical company, and the healthcare provider.

Tiered formularies and layers of intermediaries "feed" this opaque system.

"Discount cards" and other "access" programs attempt to soften consumer costs.

# ImprimisRx Value Chain


ORDER &
PAYMENT
PRODUCTION
AND
NATION-WIDE
DISPENSING AT
imprimis Rx
PATIENT
MD OFFICE,
HOSPITAL OR
ASC

Cash-pay focused; no pharmacy benefit manager (PBM), wholesaler or distributor middlemen.

No formulary rejections, discount cards, prior authorizations, insurance investigations, or PBM claw-backs.

The ImprimisRx model is simple and transparent – *for patients and prescribers.*


DEXYCU
(dexamethasone intraocular suspension) 9%
0.005 mL dose in single dose vial
for intraocular administration

Background

- In August of 2020, we entered into an agreement to promote EyePoint's Dexycu® to our customers.
- Dexycu is the first and only FDA approved single dose, sustained release, intracameral steroid (9% dexamethasone) injection for the treatment of postoperative inflammation following ocular surgery.
- Dexycu has a permanent J-Code and CMS temporary pass-through status for reimbursement.

Opportunity

- In 2019, ImprimisRx sold 250,000+ compounded injectable steroid units used during cataract surgery.
- Dexycu is an estimated $25 million+ annual opportunity with an expected 85%+ contribution margin.
- FDA approved Dexycu may be provide better economic, clinical, and/or patient outcomes.

# ImprimisRx is evolving beyond compounding.

Growth Strategy

- Build on customer goodwill to expand sales depth within existing and new accounts.
- Continue to develop innovative products based on customer feedback and requests.
- Commercial partnerships (e.g. Dexycu) drive new revenues; *continue inorganic growth*.
- Strong push in dry eye disease, glaucoma, and other patient-specific *chronic* eye conditions.
- Leverage telemedicine and the latest software tools to enhance sales/marketing efforts.

# ImprimisRx formulations have helped birth 3 companies

eTon PHARMACEUTICALS

- Orphan-disease focused pharmaceutical company with a growing pipeline.
- Carved out of Harrow in June 2017, NASDAQ IPO in November 2018 (ETON).
- Harrow Health owns 3.5M shares of Eton common stock (~17%).

surface OPHTHALMICS INC.

- Clinical-stage pharmaceutical company focused on ocular surface and dry eye disease.
- Carved out of Harrow May 2018 after $21M Preferred Stock sale (led by Flying L Partners).
- Harrow Health owns 3.5M shares of Surface common stock (~30% of equity interests).
- Harrow Health owns royalty rights on three drug candidates in clinical development.

melt PHARMACEUTICALS

- Clinical-stage; developing patented sublingual non-IV, non-opioid sedation drug candidates.
- Carved out of Harrow in January 2019 after $11M Preferred Stock offering.
- Harrow Health owns 3.5M shares of Melt common stock (~44% of equity interests).
- Harrow Health owns royalty rights on all drug candidates in clinical development.

# Over $50 Million* in Non-Control Equity Positions

eTon PHARMACEUTICALS

surface OPHTHALMICS INC.

melt PHARMACEUTICALS


VC/PE-backed
Melt
$17,500,000
NASDAQ-listed
Eton
$26,000,000
VC-backed
Surface
$11,550,000

HARROW HEALTH INC.

*Melt/Surface equity values estimated based on the conversion price of Series A preferred stock (the most recent financing; and not a U.S. GAAP measure); Eton value is calculated based on the closing stock market price of Eton's common stock as of November 16, 2020

- Harrow owns 100% of ImprimisRx, a cornerstone ophthalmic-focused commercial drug platform.
- We expect ImprimisRx to grow beyond a $100M revenue business over the next few years.
- We intend to leverage the ImprimisRx platform to partner and inorganically expand our business.
- Positioned to capture significant income on incremental revenues as our overall business grows.
- Leverage equity positions in Eton, Surface, and Melt; deconsolidate/operate other subsidiaries.
- Manage interests in Eton, Surface, and Melt; support clinical programs to yield royalty income.
- Management is strongly aligned with common shareholders through performance equity awards.

ESTABLISHED PLATFORM

FORESEEABLE GROWTH

PROFIT EXPANSION

INNOVATION LEADER

HARROW HEALTH | INC.

102 Woodmont Blvd. Ste 610
Nashville, Tennessee 37205
(615) 733-4730

**IR@HARROWINC.COM**
**WWW.HARROWINC.COM**